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                                                                 (SELIGMAN LOGO)

                      SUPPLEMENT DATED JUNE 24, 2009 TO THE

                       PROSPECTUS DATED MARCH 2, 2009 FOR

                        SELIGMAN GLOBAL FUND SERIES, INC.

                                  ON BEHALF OF

                     SELIGMAN GLOBAL SMALLER COMPANIES FUND

On June 11, 2009, the Fund's Board of Directors approved in principle the merger of Seligman Global Smaller Companies Fund (the Fund) into RiverSource Partners International Small Cap Fund, a fund whose investment objective is long-term growth of capital. More information about RiverSource Partners International Small Cap Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Fund. It is currently anticipated that, pending final approval from the Fund's Directors, proxy materials regarding the merger will be distributed to shareholders during the fourth quarter of 2009 or the first quarter of 2010, and that a meeting of shareholders to consider the merger will be scheduled for the first quarter of 2010.


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SL-9903-1A (6/09)